Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
 In connection with the Quarterly Report of Telos Corporation (the "Company") on Form 10-Q for the period ending September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John B. Wood and Michele Nakazawa, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 14, 2016
/s/ John B. Wood
John B. Wood
Chief Executive Officer (Principal Executive Officer)

Date: November 14, 2016
/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer (Principal Financial and Accounting Officer)